Filed pursuant to Rule 497(e)
Registration Statement Nos. 33-29180 and 811-05823

Domini Investment Trust

Supplement dated February 6, 2024

to the Prospectus and Statement of Additional Information,

each dated November 30, 2023,

regarding the

Domini Impact International Equity FundSM

(the “International Equity Fund” or the “Fund”)

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective on February 6, 2024, Mark Yarger of Wellington Management Company LLP (“Wellington Management”) is joining the portfolio management team of the International Equity Fund as a portfolio manager. Accordingly, effective February 6, 2024, the following supplements the information in the Prospectus and SAI regarding the portfolio managers of the Fund:

Prospectus:

On page 47, insert: Mark Yarger, CFA, Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group of Wellington Management (portfolio manager of the Fund since February 2024 and an investment professional with Wellington Management since 2000).

On page 106, insert: Mark A. Yarger, CFA, Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group of Wellington Management, has been a member of the Quantitative Investment Group since 2005, and has served on the portfolio management team responsible for the International Equity Fund since February 2024. Mr. Yarger has been an investment professional with Wellington Management since 2000..

Statement of Additional Information

On page 52, insert:

Mark A. Yarger, CFA, Managing Director and Associate Director of Portfolio Management, Quantitative Investment Group of Wellington Management, has been an investment professional with Wellington Management since 2000 and a member of the Quantitative Investment Group since 2005. He has served as a portfolio manager responsible for the International Equity Fund since February 2024. As of December 31, 2023, Mr. Yarger had day-to-day management responsibilities for the assets of: (i) 2 other registered investment companies with approximately $475 million in assets under management, (ii) 11 other pooled investment vehicles with approximatley $1,026 million in assets under management, and (iii) 7 other accounts with approximately $1,868 million in assets under management. The advisory fee for four of these other accounts with approximately $1,091 million in assets under management is based upon performance.

As of December 31, 2023, Mr. Yarger did not own any equity securities of the International Equity Fund.

Effective on June 30, 2024, David Elliott is retiring as a portfolio manager of the Fund, and the portfolio managers of the Fund will be Christopher Grohe and Mark Yarger of Wellington Management. Accordingly, effective on June 30, 2024, all references to David Elliott as a portfolio manager of the Fund are deleted from the Prospectus and the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.